UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 22, 2018

ALLIANCE RESOURCE PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware		73-1564280
(State or other jurisdiction of incorporation or organization)	Commission File No.: 0-26823	(IRS Employer Identification No.)

1717 South Boulder Avenue, Suite 400, Tulsa, Oklahoma 74119

(Address of principal executive offices and zip code)

(918) 295-7600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☒    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Simplification Agreement

On February 23, 2018, Alliance Resource Partners, L.P., a Delaware limited partnership (“ARLP”), announced that it had entered into a Simplification Agreement (the “Simplification Agreement”), by and among Alliance Holdings GP, L.P., a Delaware limited partnership (“AHGP”), Alliance GP, LLC, a Delaware limited liability company and the general partner of AHGP (“AGP”), certain subsidiaries of AHGP and AGP, Alliance Resource Management GP, LLC, a Delaware limited liability company and the general partner of ARLP (“MGP”), and Alliance Resource GP, LLC, a Delaware limited liability company (“SGP”), pursuant to which, among other things, through a series of transactions (the “Simplification Transactions”), (i) AHGP would become a wholly owned subsidiary of ARLP and (ii) all of the ARLP common units held by AHGP and its subsidiaries (the “Exchange Units”) would be distributed to the unitholders of AHGP in exchange for their AHGP common units.  The Simplification Transactions are structured such that each AHGP unitholder will hold directly after the transactions the same economic share of ARLP and its subsidiaries that it held indirectly through AHGP before the transactions.

The Simplification Transactions also contemplate that (i) New AHGP GP, LLC, a wholly owned subsidiary of AHGP, would become a wholly owned subsidiary of ARLP and the new general partner of AHGP, (ii) MGP would become a wholly owned subsidiary of AGP and continue to be the general partner of ARLP and (iii) ARLP would issue to SGP a number of ARLP common units calculated pursuant to the Simplification Agreement on an economically equivalent basis in exchange for a 1.0001% general partner interest in Alliance Resource Operating Partners, L.P., a Delaware limited partnership (“AROP”), and a 0.001% managing membership interest in Alliance Coal, LLC, a Delaware limited liability company (“Alliance Coal”).

The Simplification Transactions will be effected in part through a merger, whereby Wildcat GP Merger Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of AGP (“Merger Sub”), will merge with and into AHGP, the separate existence of Merger Sub will cease and AHGP will survive and continue to exist as a Delaware limited partnership (the “Merger”).  By virtue of the Merger, each AHGP common unit that is issued and outstanding immediately prior to the effective time (the “Effective Time”) will be canceled and converted into the right to receive a portion of the Exchange Units (the “AHGP Unitholder Consideration”). As part of the Merger, all of the limited liability company interests in Merger Sub outstanding immediately prior to the Effective Time will be converted into and become limited partner interests in AHGP and will be momentarily held by SGP. All AHGP deferred phantom units that are outstanding immediately prior to the Effective Time will be paid in full and deemed to have been converted into AHGP common units and will have a right to receive a portion of the AHGP Unitholder Consideration on the same economically equivalent basis as other AHGP unitholders as described below.

Immediately following the consummation of the Merger, (i) SGP will contribute all of the limited partner interests in AHGP to ARLP in exchange for a number of ARLP common units calculated pursuant to the Simplification Agreement, and ARLP will be admitted as the sole limited partner of AHGP, and (ii) AGP will contribute all of the limited liability company interests of New AHGP GP, which will become the new general partner of AHGP, to ARLP, and ARLP will be admitted as the sole member of New AHGP GP.  The number of ARLP common units to be issued to SGP upon the closing of the Simplification Transactions will be based on the actual dollar amount distributed to MGP in respect of its 1.0001% general partner interest in AROP and the per unit amount actually distributed by ARLP with respect to the ARLP common units, in each case in connection with ARLP’s last quarterly distribution of available cash prior to the closing of the Simplification Transactions.  Based on the amount distributed to MGP in respect of its 1.0001% general partner interest in AROP and the ARLP distribution of $0.51 per ARLP common unit, in each case, with respect to the fourth quarter 2017, ARLP would issue approximately 1,320,377 ARLP common units to SGP upon the closing of the Simplification Transactions.

In connection with the Merger, the AHGP Unitholder Consideration will be distributed so that each AHGP common unit issued and outstanding at the Effective Time (other than AHGP common units held by SGP) will be converted into the right to receive a number of Exchange Units equal to an “Exchange Ratio” calculated pursuant to the Simplification Agreement.  The Exchange Ratio will be based on the actual number of ARLP common units to be issued to SGP plus the Exchange Units and the actual number of outstanding AHGP common units at the Effective Time.  Based on the number of outstanding AHGP common units as of the date hereof (including AHGP deferred phantom units), the number of Exchange Units and the assumption that ARLP would issue approximately 1,320,377 ARLP common units to SGP upon the closing of the Simplification Transactions, the Exchange Ratio would be approximately 1.478. The remainder of the Exchange Units will be distributed to SGP on an economically equivalent basis.

The Simplification Agreement also contemplates the amendment of the partnership agreement or limited liability company agreement of AROP, Alliance Coal, MGP, AHGP and New AHGP GP (collectively, the “Amendments”) as necessary to affect the Simplification Transactions. The Amendments will become effective in connection with the consummation of the Simplification Transactions.

The completion of the Merger and the other Simplification Transactions is conditioned upon, among other things: (1) the approval of the Simplification Agreement by the affirmative vote or consent of holders of a majority of the outstanding AHGP common units; (2) all filings, consents, approvals, permits and authorizations required to be made or obtained prior to the Effective Time in connection with the Simplification Transactions have been made or obtained; (3) the absence of legal injunctions, laws or other impediments prohibiting the Simplification Transactions; (4) the effectiveness of a registration statement on Form S-4 (the “Registration Statement”) with respect to the distribution of the Exchange Units in the Merger; (5) the accuracy of the representations and warranties of the parties as of the date of the Simplification Agreement and/or as of the closing of the Merger (subject to certain exceptions and materiality qualifiers); and (6) the approval of the listing of the ARLP common units to be issued to SGP on the NASDAQ, subject to official notice of issuance.

Concurrently with the execution of the Simplification Agreement, certain holders of AHGP common units entered into a Support Agreement (the “Support Agreement”) with AHGP, pursuant to which they have agreed to deliver a written consent, covering a majority of the total AHGP common units issued and outstanding, approving the Simplification Agreement.

The Simplification Agreement contains provisions granting both ARLP and AHGP the right to terminate the Simplification Agreement for certain reasons, including, among others, if (1) the Merger has not been consummated on or before September 30, 2018 (the “End Date”); (2) any regulatory authority has issued a final and nonappealable statute, rule, order, decree or regulation or taken any other action permanently restraining, enjoining or prohibiting the consummation of the Merger and the other Simplification Transactions; (3) under certain circumstances, there has been a material breach or inaccuracy of any of the representations or warranties set forth in the Simplification Agreement, which breach is not cured within 30 days following notice thereof or cannot be cured prior to the End Date; (4) under certain circumstances, there has been a material breach of any of the covenants or agreements set forth in the Simplification Agreement, which breach has not been cured within 30 days following notice thereof or cannot be cured prior to the End Date. In addition, the Simplification Agreement may be terminated by the mutual consent of AHGP, AGP, Merger Sub, certain subsidiaries of AHGP, SGP and MGP.

The foregoing description of the Simplification Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of such agreement, a copy of which is filed as Exhibit 2.1 to this Current Report and is incorporated by reference herein.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

As discussed in Item 1.01 of this Current Report, which is hereby incorporated by reference into this Item 3.02, ARLP entered into a Simplification Agreement on February 22, 2018. Pursuant to the terms of the Simplification Agreement, ARLP will issue a number of ARLP common units to SGP. The ARLP common units to be issued to SGP will be offered and issued in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act.

ITEM 7.01 REGULATION FD DISCLOSURE.

On February 23, 2018, AHGP and ARLP issued a joint press release announcing the execution of the Simplification Agreement and the Support Agreement. A copy of the press release is attached hereto as Exhibit 99.1.

The information furnished in this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except to the extent specifically referenced in any such filings.

Important Information for Investors and Unitholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any consent or approval. The proposed Simplification Transactions between ARLP, AHGP and the other parties to the Simplification Agreement will be submitted to the holders of AHGP common units for their consideration. ARLP will file with the Securities and Exchange Commission (the “SEC”) the Registration Statement that will include a consent statement of AHGP that also constitutes a prospectus of ARLP. ARLP and AHGP also plan to file other documents with the SEC regarding the proposed transactions. INVESTORS AND SECURITY HOLDERS OF ARLP AND AHGP ARE URGED TO READ THE CONSENT STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS. Investors and unitholders will be able to obtain free copies of the consent statement/prospectus and other documents containing important information about ARLP and AHGP once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by ARLP will be available free of charge on ARLP’s website at www.arlp.com under “Investor Relations.” Copies of the documents filed with the SEC by AHGP will be available free of charge on AHGP’s website at www.ahgp.com under “Investor Relations.”

ARLP, AHGP and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of consent from the unitholders of AHGP in connection with the proposed transactions. Information about the directors and executive officers of ARLP is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on February 23, 2018. Information about the directors and executive officers of AHGP is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on February 23, 2018. These documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the consent solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the consent statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 that are not limited to historical facts, but reflect ARLP’s and AHGP’s current beliefs, expectations or intentions regarding future events. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, ARLP’s and AHGP’s expectations with respect to the timing and cost savings associated with the proposed transactions; approval of the proposed transactions by AHGP’s unitholders; the satisfaction of the closing conditions to the proposed transactions; and the timing of the completion of the proposed transactions.

All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, many of which are generally outside the control of ARLP and AHGP and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to, (i) the possibility that the proposed transactions are delayed or do not close, including due to the failure to receive required AHGP unitholder approval or the failure of other closing conditions and (ii) the possibility that the expected cost savings will not be realized, or will not be realized within the expected time period.

ARLP and AHGP caution that the foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in ARLP’s and AHGP’s most recently filed Annual Reports on Form 10-K and other SEC filings. All subsequent written and oral forward-looking statements concerning ARLP, AHGP, the proposed transactions or other matters and attributable to ARLP or AHGP or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Neither ARLP nor AHGP undertakes any obligation to publicly update any of these forward-looking statements to reflect events or circumstances that may arise after the date hereof.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit Number	Description
2.1

Simplification Agreement, dated as of February 22, 2018, by and among Alliance Holdings GP, L.P., Alliance GP, LLC, Wildcat GP Merger Sub, LLC, MGP II, LLC, ARM GP Holdings, Inc., New AHGP GP, LLC, Alliance Resource Partners, L.P., Alliance Resource Management GP, LLC and Alliance Resource GP, LLC.

99.1	Joint Press Release of Alliance Resource Partners, L.P. and Alliance Holdings GP, L.P., dated as of February 23, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alliance Resource Partners, L.P.

By:	Alliance Resource Management GP, LLC,
its general partner

By:	/s/ Brian L. Cantrell
Brian L. Cantrell
Senior Vice President and Chief Financial Officer

Date: February 23, 2018